EXHIBIT 10A(iii)

                  CONSENT OF PERSONS ABOUT TO BECOME DIRECTORS

         Pursuant to Rule 438 under the Securities Act of 1933, as amended, each of the undersigned, who are named in the Registration Statement on Form SB-1 (the "Registration Statement") of AmericasBank Corp. (the "Company"), of which this Consent is made a part, as persons who will become directors of the Company, hereby consents to the inclusion of the undersigned's name in the Registration Statement.

Dated: July 31, 1997                   /s/ GARBIS BAKLAYAN
                                       ------------------------------
                                       Garbis Baklayan


Dated: July 16, 1997                   /s/ NICHOLAS J. BELITSOS, M.D.
                                       ------------------------------
                                       Nicholas J. Belitsos, M.D.


Dated: July 16, 1997                   /s/ HENRY A. BERLINER, JR.
                                       ------------------------------
                                       Henry A. Berliner, Jr.


Dated: July 16, 1997                   /s/ CYNTHIA B. CONKLIN
                                       ------------------------------
                                       Cynthia B. Conklin


Dated: July 16, 1997                   /s/ CONSTANTINE FRANK
                                       ------------------------------
                                       Constantine Frank


Dated: July 31, 1997                   /s/ SHAWKI N. MALEK, M.D.
                                       ------------------------------
                                       Shawki N. Malek, M.D.


Dated: July 16, 1997                   /s/ MICHAEL W. MEKALIAN
                                       ------------------------------
                                       Michael W. Mekalian


Dated: July 18, 1997                   /s/ MARK D. NOAR, M.D.
                                       ------------------------------
                                       Mark D. Noar, M.D.


Dated: July 16, 1997                   /s/ GEORGE E. RAYME, JR.
                                       ------------------------------
                                       George E. Rayme, Jr.



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Dated: July 16, 1997                   /s/ RAMON F. ROIG, JR., M.D.
                                       ------------------------------
                                       Ramon F. Roig, Jr., M.D.


Dated: July 16, 1997                   /s/ RUSSELL A. ROURKE
                                       ------------------------------
                                       Russell A. Rourke


Dated: July 16, 1997                   /s/ BALDEV SINGH
                                       ------------------------------
                                       Baldev Singh


Dated: July 16, 1997                   /s/ MELANIE R. SABELHAUS
                                       ------------------------------
                                       Melanie R. Sabelhaus


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